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                                                                   EXHIBIT 10.54

             FIFTH AMENDED AND RESTATED FORBEARANCE AGREEMENT

      This Fifth Amended and Restated Forbearance Agreement ("Agreement") is made as of March 23, 2001, by and between Dental/Medical Diagnostic Systems, Inc. ("Borrower") and Imperial Bank, a California banking corporation ("Bank"), and relates to certain provisions of (i) that Promissory Note dated as of January 4, 1999 executed by Borrower in favor of Bank in the principal amount of $2,500,000 ("Note 1"), (ii) that Promissory Note dated as of January 4, 1999 executed by Borrower in favor of Bank in the principal amount of $4,000,000 ("Note 2") and (iii) that Credit Agreement dated January 4, 1999 executed by Borrower in favor of Bank ("Credit Agreement") and contains a forbearance by Bank of the Borrower complying with certain provisions of the Credit Agreement as follows:

      Whereas, Borrower violated certain financial covenants of the Credit Agreement as of June 30, 2000, and on August l8, 2000, had requested the Bank to forbear from declaring an Event of Default or exercise any remedy resulting from such breaches until September 2l, 2000 (the "Prior Forbearance Agreement");

      Whereas, based on Borrower's violation of certain financial covenants of the Credit Agreement as of June 30, 2000, Borrower had requested and Bank had agreed to provide an additional thirty day period of forbearance, dated as of September 22, 2000, and extending until October 23, 2000, on the same terms and conditions underlying the Prior Forbearance Agreement (the "First Amended and Restated Forbearance Agreement");

      Whereas, based on Borrower's violation of certain financial covenants of the Credit Agreement as of June 30, 2000, Borrower had requested and Bank had agreed to provide an additional thirty day period of forbearance, dated as of October 18, 2000, and extending until November 27, 2000, on the same terms and conditions underlying the First Amended and Restated Forbearance Agreement (the "Second Amended and Restated Forbearance Agreement");

      Whereas, Borrower violated certain financial covenants of the Credit Agreement as of September 30, 2000;

      Whereas, based on Borrower's violation of certain financial covenants of the Credit Agreement as of June 30, 2000, and Borrower's violation of certain financial covenants of the Credit Agreement as of September 30, 2000, Borrower had requested and Bank had agreed to provide an additional period of forebearance, dated as of November 14, 2000, and extending until December 29, 2000, on the same terms and conditions underlying the Second Amended and Restated Forbearance Agreement (the "Third Amended and Restated Forbearance Agreement");

      Whereas, based on Borrower's violation of certain financial covenants of the Credit Agreement as of June 30, 2000, and Borrower's violation of certain financial covenants of the Credit Agreement as of September 30, 2000, Borrower, as of the date herein, had requested the Bank to forbear from declaring an Event of Default or exercise any remedy resulting from such breaches until February 14, 2001, on the same terms and conditions underlying the Third Amended and Restated Forbearance Agreement;
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      Whereas, Borrower violated certain financial covenants of the Credit
Agreement as of December 31, 2000;

      Whereas, based on Borrower's violation of certain financial covenants of the Credit Agreement as of June 30, 2000, Borrower's violation of certain financial covenants of the Credit Agreement as of September 30, 2000, and Borrower's violation of certain financial covenants of the Credit Agreement as of December 31, 2000; Borrower, as of the date herein, had requested the Bank to forbear from declaring an Event of Default or exercise any remedy resulting from such breaches until April 30, 2001, on the same terms and conditions underlying the Fourth Amended and Restated Forbearance Agreement;

      Whereas, this Agreement shall supercede the Fourth Amended and Restated Forbearance Agreement which shall be of no further force and effect.

      A. DEFAULTS AS OF JUNE 30, 2000. The Bank's review of the Borrower's six-month interim financial statement dated June 30, 2000, disclosed the following defaults had occurred in the Credit Agreement as follows:

      1. Section 4.06 "QUICK RATIO. Maintain Quick Ratio of cash and accounts receivable to current liabilities of at least 1.00:1.0."

      Default : Actual Quick Ratio was .38 to 1.00

      2. Section 4.08 "TANGIBLE NET WORTH. Maintain at all times a Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and any amounts due from stockholders, officers and affiliates) of not less than Ten Million Dollars ($10,000,000)."

      Default: Actual Tangible Net Worth was $l,687,145

      3. Section 4.09 "DEBT TO TANGIBLE NET WORTH. Maintain at all times a consolidated ratio of total liabilities to Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and of any amounts due from stockholders, officers and affiliates) or not greater than 1.50:1.0"

      Default: Actual Debt to Tangible Net Worth was 7.48 to l.00.

      4. Section 4.10 "FIXED CHARGE COVERAGE RATIO. Maintain quarterly, a Fixed Charge Ratio of not less than 1.5:1.0."

      Default: Actual Fixed Charge Ratio was negative.

      5. Section 4.11 "PROFITABILITY. Maintain on a consolidated basis, profitable operations (meaning a net profit after taxes) of at least $1.00 on a quarterly basis beginning with the quarter ending 12/31/98."

      Default: Actual Profitability for the quarter ending 6/30/00 was a net loss of [$3,145,989].

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B. DEFAULTS AS OF SEPTEMBER 30, 2000. The Bank's review of the Borrower's nine-
month interim financial statement dated September 30, 2000 disclosed the following defaults have occurred in the Credit Agreement as follows:

      1. Section 4.06 "QUICK RATIO. Maintain Quick Ratio of cash and accounts receivable to current liabilities of at least 1.00:1.0."

      Default : Actual Quick Ratio was .19 to 1.00

      2. Section 4.08 "TANGIBLE NET WORTH. Maintain at all times a Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and any amounts due from stockholders, officers and affiliates) of not less than Ten Million Dollars ($10,000,000)."

      Default: Actual Tangible Net Worth was $2,557,781

      3. Section 4.09 "DEBT TO TANGIBLE NET WORTH. Maintain at all times a consolidated ratio of total liabilities to Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and of any amounts due from stockholders, officers and affiliates) or not greater than 1.50:1.0"

      Default: Actual Debt to Tangible Net Worth was 3.97 to l.00.

      4. Section 4.10 "FIXED CHARGE COVERAGE RATIO. Maintain quarterly, a Fixed Charge Ratio of not less than 1.5:1.0."

      Default: Actual Fixed Charge Ratio was negative.

      5. Section 4.11 "PROFITABILITY. Maintain on a consolidated basis, profitable operations (meaning a net profit after taxes) of at least $1.00 on a quarterly basis beginning with the quarter ending 12/31/98."

      Default: Actual Profitability for the quarter ending 9/30/00 was a net loss of [$5,304,854].

C. DEFAULTS AS OF DECEMBER 31, 2000. The Bank's review of the Borrower's twelve-month interim financial statement dated December 31, 2000 disclosed the following defaults have occurred in the Credit Agreement as follows:

      1. Section 4.06 "QUICK RATIO. Maintain Quick Ratio of cash and accounts receivable to current liabilities of at least 1.00:1.0."

      Default : Actual Quick Ratio was .11 to 1.00

      2. Section 4.08 "TANGIBLE NET WORTH. Maintain at all times a Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and any amounts due from stockholders, officers and affiliates) of not less than Ten Million Dollars ($10,000,000)."

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      Default: Actual Tangible Net Worth was $(1,329,197)

      3. Section 4.09 "DEBT TO TANGIBLE NET WORTH. Maintain at all times a consolidated ratio of total liabilities to Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and of any amounts due from stockholders, officers and affiliates) or not greater than 1.50:1.0"

      Default: Actual Debt to Tangible Net Worth was negative.

      4. Section 4.10 "FIXED CHARGE COVERAGE RATIO. Maintain quarterly, a Fixed Charge Ratio of not less than 1.5:1.0."

      Default: Actual Fixed Charge Ratio was negative.

      5. Section 4.11 "PROFITABILITY. Maintain on a consolidated basis, profitable operations (meaning a net profit after taxes) of at least $1.00 on a quarterly basis beginning with the quarter ending 12/31/98."

      Default: Actual Profitability for the quarter ending 12/31/00 was a net loss.

C. FORBEARANCE.

      The Bank agrees to forbear from declaring an Event of Default or exercising any remedy available to it by reason of an Event of Default for the breaches set forth in "DEFAULTS" above. This forbearance shall extend until April 30, 2001.

      The above forbearances are specific as to contents and times, and other than the forbearances mentioned above, this Agreement is not a waiver of any other rights or remedies that Bank may have pursuant to any agreement or law as a result of any other violations past, present, or future of any agreement between the Borrower and the Bank, and Bank reserves all rights, powers and remedies available to it.

      The above forbearances are conditioned upon the Borrower timely making all principal and interest payments due under Note 1 and Note 2, and the failure of Borrower to comply with the following shall terminate this forbearance and result in the occurrence of an Event of Default under the Credit Agreement, giving the Bank all the rights and remedies thereunder:

      Any capitalized terms used herein and not defined herein shall have the meanings defined in the Credit Agreement.

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      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above.


Dental/Medical Diagnostic Systems, Inc.

By: /S/ Stephen F. Ross
    -------------------------------------------------
    Stephen F. Ross, Vice-President-Finance

Imperial Bank

By: /s/ Thomas F. Turner
    -------------------------------------------------
    Thomas F. Turner, Vice-President

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